UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 8, 2020 (April 7, 2020)

CARBON ENERGY CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-02040	26-0818050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1170, Denver, Colorado	80290
(Address of principal executive offices)	(Zip code)

(720) 407-7043
(Registrant’s telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On April 7, 2020, Carbon Energy Corporation (the “Company” or “Carbon”), together with Nytis Exploration (USA) Inc., a direct wholly owned subsidiary of the Company (“Nytis USA” and, together with Carbon, the “Sellers”), and certain of Carbon’s other direct and indirect wholly owned subsidiaries, entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Diversified Gas & Oil Corporation (the “Purchaser” or “DGO”) pursuant to which Carbon agreed to sell to DGO all of the issued and outstanding membership interests of Carbon Appalachia Company, LLC, a direct wholly owned subsidiary of the Company (“CAC”), and Nytis Exploration Company LLC, an indirect wholly owned subsidiary of the Company (“Nytis LLC”) (the “Contemplated Transactions”). The Contemplated Transactions constitute a sale of all of Carbon’s operations in the Appalachian and Illinois Basins. Contemporaneously with signing, certain funds affiliated with Yorktown Partners LLC, which collectively own a majority of the Company’s common stock on an as-converted basis, executed a written consent approving the Contemplated Transactions.

Pursuant to the Purchase Agreement, subject to the terms and conditions set forth therein, the aggregate consideration to be paid to the Sellers by the Purchaser in connection with the Contemplated Transactions will be (i) an aggregate base cash amount equal to $110.0 million, subject to adjustment as described therein, and (ii) a contingent payment of up to $15.0 million.

The Purchaser will have 45 days following the execution of the Purchase Agreement to conduct title diligence and notify the Sellers of any title defects. In the event any title defects, subject to certain limitations set forth in the Purchase Agreement, are not waived by the Purchaser or cured by the Sellers, the Purchaser will elect to either (i) reject the assets and reduce the base cash purchase price by the allocated values thereof or (ii) permit the affected assets to remain with the applicable entity but provide an indemnity of the Purchaser and the applicable entity against all liability resulting from such title defect.

The Purchase Agreement includes customary representations and warranties and covenants, including, among others, a covenant that the Sellers will operate and maintain the assets to be acquired by the Purchaser in the ordinary course of business and consistent with past practice during the interim period between the execution of the Purchase Agreement and the consummation of the Contemplated Transactions. Subject to certain exceptions set forth in the Purchase Agreement, the Company has agreed not to, directly or indirectly, solicit competing acquisition proposals or to participate in discussions or negotiations concerning, or provide non-public information in connection with, any unsolicited alternative business combinations.

The Purchase Agreement also includes customary closing conditions, including, among others, (i) that certain adjustments to the base cash purchase price, including adjustments based on uncured title and environmental defects, do not exceed 15% of the unadjusted base cash purchase price, (ii) the absence of any law, injunction or other proceeding prohibiting the consummation of the Contemplated Transactions, (iii) the mailing to the Company’s stockholders of an information statement to be filed by the Company on Schedule 14C at least 20 days prior to closing and (iv) with respect to the Purchaser, the absence of a material adverse effect with respect to Nytis LLC, CAC or their respective subsidiaries. The Purchase Agreement contains provisions granting each of the Purchaser and the Sellers the right to terminate the Purchase Agreement for certain reasons, including, among others, (i) by either the Purchaser or the Sellers if the Contemplated Transactions have not been completed by June 30, 2020, (ii) by the Purchaser if the board of directors of the Company causes the requisite stockholder approval to be terminated, canceled, withdrawn or otherwise modified, (iii) by the Purchaser if there has been a material breach of the Company’s obligation not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations or (iv) by the Sellers, subject to the conditions set forth in the Purchase Agreement, in order to enter into a definitive agreement with respect to a Superior Proposal (as defined in the Purchase Agreement), in which case the Sellers will be required to pay a termination fee in an amount equal to $3,800,000 to the Purchaser.

Pursuant to the Purchase Agreement, upon closing, the Sellers will assume and discharge all liabilities relating to, among other things, the following: (i) the ownership of the membership interests of CAC and Nytis LLC or the ownership, operation and use of the assets to be acquired by the Purchaser attributable to periods prior to the closing date, (ii) the ownership, operation and use of the excluded assets, (iii) the offsite disposal of any hazardous materials from or generated by the assets to be acquired by the Purchaser prior to closing by CAC, Nytis LLC or their respective subsidiaries, (iv) all taxes for which the Sellers are responsible pursuant to the terms of the Purchase Agreement and any liabilities of the Sellers under Treasury Regulation Section 1.1502-6 as a transferee or as a result of a tax sharing or similar arrangement, (v) all obligations of CAC, Nytis LLC or their respective subsidiaries for personal injury or death to the extent such personal injury or death occurs prior to the closing date, (vi) all liabilities arising from or related to certain specified tax matters, and (vii) all liabilities arising from or related to certain specified proceedings (collectively, the “Retained Liabilities”).

Following the closing, the Sellers, jointly and severally, will, subject to the limitations and conditions set forth in the Purchase Agreement, indemnify the Purchaser and its affiliates, including Nytis LLC and CAC, from and against any and all claims, proceedings and losses arising out of, attributable to, or in connection with (i) any inaccuracy in or breach of the representations and warranties of the Sellers in the Purchase Agreement or the other transaction documents, (ii) any breach by any Seller of any of its covenants or agreements contained in the Purchase Agreement or the other transaction documents, (iii) any Retained Liability, and (iv) certain other matters set forth in the Purchase Agreement.

Following the closing, the Purchaser, Nytis LLC and CAC, jointly and severally, will, subject to the limitations and conditions set forth in the Purchase Agreement, indemnify the Sellers and their respective affiliates from and against any and all claims, proceedings and losses arising out of, attributable to, or in connection with (i) any inaccuracy in or breach of the representations and warranties of the Purchaser in the Purchase Agreement or the other transaction documents, (ii) any breach by the Purchaser of any of its covenants or agreements contained in the Purchase Agreement or the other transaction documents, and (iii) any Assumed Liability (as defined in the Purchase Agreement).

Pursuant to the Purchase Agreement, the Purchaser agreed to obtain a Purchaser-side representation and warranty insurance policy (the “R&W Insurance Policy”) prior to the closing on terms and conditions reasonably acceptable to the Purchaser and the Sellers. The Purchaser is required to satisfy any losses from a breach of the Sellers’ representations and warranties first by recovery under the R&W Insurance Policy, second from a performance deposit that the Purchaser will place in escrow at closing in the amount of approximately $1.1 million and third from the Sellers. The indemnification obligations of the Sellers resulting from any breach by the Sellers of the Purchase Agreement, except with respect to breaches of certain fundamental representations and warranties and certain representations and warranties related to tax and environmental matters, shall only apply with respect to claims that exceed $50,000 and losses that in the aggregate exceed $2,750,000. Additionally, the aggregate liability of the Sellers under the Purchase Agreement, except with respect to breaches of certain fundamental representations and warranties and certain representations and warranties related to tax and environmental matters, is subject to a cap equal to $22,000,000.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the Purchase Agreement is incorporated by reference herein only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its affiliates or businesses. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Purchase Agreement, the Company and its affiliates and business that will be contained in, or incorporated by reference into, the filings that the Company makes with the Securities and Exchange Commission (the “SEC”).

If the Contemplated Transactions are consummated, Carbon intends to use the proceeds to repay indebtedness and for general corporate purposes. The amounts and timing of Carbon’s actual expenditures, however, will depend upon numerous factors, and Carbon may find it necessary or advisable to use portions of the proceeds from the Contemplated Transactions for different or presently non-contemplated purposes.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 30, 2020, the record date for determining stockholders entitled to act by written consent with respect to the approval of the Contemplated Transactions, certain funds affiliated with Yorktown Partners LLC delivered a written consent approving the Contemplated Transactions. No further action by any stockholder of the Company is required to consummate the Contemplated Transactions. The Company will file with the SEC, and mail to its stockholders, an information statement describing the Purchase Agreement and the Contemplated Transactions. In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Contemplated Transactions may not be completed until 20 calendar days after the date of mailing of the information statement to the Company’s stockholders.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the Contemplated Transactions, the Company’s plans, objectives, expectations and intentions, the expected timing of completion of the Contemplated Transactions, and other statements that are not historical facts. All statements, other than historical facts included in this report, are forward-looking statements. The forward-looking statements contained herein include statements related to the Contemplated Transactions as described above. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties, many of which are beyond the control of the Company, including the risk that the Contemplated Transactions are not consummated at all. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: the possibility that the Contemplated Transactions do not close when expected or at all because conditions to the closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Contemplated Transactions; uncertainties as to the timing of the Contemplated Transactions; competitive responses to the Contemplated Transactions; the possibility that the Contemplated Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and diversion of management’s attention from ongoing business operations and opportunities.

All forward-looking statements speak only as of the date of this report. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

The Company’s ability to consummate the Contemplated Transactions and its business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond the control of the Company. These factors include, but are not limited to, failure of closing conditions and changes to business plans, as circumstances warrant. For a full discussion of these risks and uncertainties and other factors, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC, as updated and supplemented by subsequent filings with the SEC. All forward-looking statements included in this report are expressly qualified in their entirety by such cautionary statements. The Company expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this report except as required by applicable law.

Important Information About the Contemplated Transactions

In connection with the Contemplated Transactions, the Company will prepare an information statement to be filed with the SEC that will provide additional important information concerning the Contemplated Transactions. When completed, a definitive information statement will be mailed to the Company’s stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONTEMPLATED TRANSACTIONS. The Company’s stockholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the information statement and other documents relating to the Contemplated Transactions (when available) at www.carbonenergycorp.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated as of April 7, 2020, by and among Carbon Energy Corporation, Nytis Exploration (USA) Inc., Diversified Gas & Oil Corporation, Nytis Exploration Company LLC, Carbon Appalachian Company, LLC, and the other entities party thereto.

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Carbon Energy Corporation agrees to furnish supplementally a copy of any such omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2020

CARBON ENERGY CORPORATION

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
Chief Executive Officer